Exhibit 3.35

CERTIFIED TO BE A TRUE AND CORRECT COPY	STATE OF SOUTH CAROLINA	/s/ John J. Campbell
AS TAKEN FROM AND COMPARED WITH THE	SECRETARY OF STATE	SECRETARY OF STATE
ORIGINAL ON FILE IN THIS OFFICE	ARTICLES OF INCORPORATION	FILED
AUG 10 1984
	OF	AM	PM
OCT 21 2004		7 8 9 10 11 12 1 2 3 4 5 6
SOUTH CAROLINA MENTOR, INC.

/s/ [ILLEGIBLE]
SECRETARY [ILLEGIBLE]

For Use By	(File This Form in Duplicate Originals)	This Space For Use By The Secretary of State
The Secretary of State
[ILLEGIBLE]	(Sect. 33-7-30 of 1976 Code)
Fee Paid $ [ILLEGIBLE]
R. N. 2832	(INSTRUCTIONS ON PAGE 4)
Date 8-10-84

1.	The name of the proposed corporation is		SOUTH CAROLINA MENTOR, INC.

2.	The initial registered office of the corporation is			2231 Devine St., P.O. Drawer 7727
Street and Number
	located in the city of	Columbia	, County of	Richland	and
the State of South Carolina and the name of its initial registered agent at such address is
Ronald M. Childress

3.	The period of duration of the corporation shall be perpetual XXXXXXXXXXXX

4.	The corporation is authorized to issue shares of stock as follows:

Class of shares	Authorized No. of each class	Per Value
Common	100,000	$1.00

If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

Not applicable

5.	Total authorized capital stock $100,000
Please see instructions on Page 4.

6.	The existence of the corporation shall begin as of the filing date with the Secretary of State or to be effective .

7.

The number of directors constituting the initial board of Directors of the Corporation is              and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

E. Byron Hensley, Jr.	99 State St., Boston, MA 02109
Name	Address

Name	Address

Name	Address

Name	Address

Name	Address

STATE OF SOUTH CAROLINA

COUNTY OF RICHLAND

The undersigned	E. Byron Hensley, Jr.
do hereby certify that they are the incorporators of	South Carolina Mentor	Corporation and are authorized

to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

/s/ E. Byron Hensley, Jr.
(Signature of Incorporator)

(Signature of Incorporator)

(Signature of Incorporator)
(Each Incorporator Must Sign)

11.	I,	Ronald M. Childress	an attorney licensed to practice in the State of South Carolina, certify that the corporation,

to whose article of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date	August 8, 1984	/s/ Ronald M. Childress
(Signature)

Ronald M. Childress
(Type or Print Name)

Address 2231 Devine St., P.O. Drawer 7727 Columbia, SC 29202

SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)

Fee for filing Articles	$5.00
In addition to the above, $.40 for each $1,000.00 of the aggregate value of shares which the Corporation is authorized to issue, but in not case less than	40.00
nor more than	1,000.00

NOTE:

THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

Please see instructions on the reverse side.

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE
ORIGINAL ON FILE IN THIS OFFICE

OCT 21 2004

Mark Hammond
SECRETARY OF STATE OF SOUTH CAROLINA

[SEAL]

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT OR BOTH

OF A SOUTH CAROLINA

OR FOREIGN CORPORATION

Pursuant to §§33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is			South Carolina Mentor, Inc.

2.	The corporation is (complete either a or b, whichever is applicable):

	a.		a domestic corporation incorporated in South Carolina on		August 10, 1984	; or
	b.		a foreign corporation incorporated in on , and authorized to do business in
				(State)	(Date)
South Carolina on .
(Date)

3.	The street address of the current registered office in South Carolina is				2231 Devine Street
(Street & Number)
	in the city of	Columbia	, South Carolina	29205	.
(Zip Code)

4.	If the current registered office is to be changed, the street address to which its registered office
	is to be changed is	c/o C T Corporations System, 75 Beattie Place, Two Shelter Centre				in the city of
(Street & Number)
	Greenville	, South Carolina	29601	.
(Zip Code)

5.	The name of the present registered agent is			Ronald M. Childress	.

6.	If the current registered agent is to be changed, the name of the successor registered agent is					C T Corporation System	.

* I hereby consent to the appointment as registered agent of the corporation:

/s/ Patricia A. Canario	PATRICIA A. CANARIO,
(Signature of New Registered Agent)	SPECIAL ASSISTANT SECRETARY

7.               The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.               Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b));                                                  .

*      Pursuant to §§33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.               Dated this 16th day of October, 1992.

South Carolina Mentor, Inc.
(Name of Corporation)

By:	/s/ E. Byron Hensley, Jr.

E. Byron Hensley, Jr.
(Type of Print Name and Title)
President

FILING INSTRUCTIONS

1.               Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2.               Filing Fee (Payable to the Secretary of State at the time of filing this document) — $10.00

3.               Pursuant to §33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office.  In this situation the following statement should be typed on the form above the registered agent’s signature:  “The corporation has been notified of this change.”

Form Approved by South Carolina
Secretary of State 1/89

CERTIFIED TO BE A TRUE AND CORRECT COPY		/s/ Jim Miles
AS TAKEN FROM AND COMPARED WITH THE	STATE OF SOUTH CAROLINA	SECRETARY OF STATE
ORIGINAL ON FILE IN THIS OFFICE	SECRETARY OF STATE	FILED
APR 23 1986
		AM							PM

OCT 21 2004		7	8	9	10	11	12	1	2	3	4	5	6

NOTICE OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT OF BOTH
OF A SOUTH CAROLINA
/s/ Mark Hammond		OR FOREIGN CORPORATION
SECRETARY OF STATE OF SOUTH CAROLINA

Pursuant to §§33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.	The name of the corporation is	SOUTH CAROLINA MENTOR, INC.

2.	The corporation is (complete either a or b, whichever is applicable):

a. a domestic corporation incorporated in South Carolina on	08/10/84	; or
b. a foreign corporation incorporated in on , and authorized to do business in
(State)	(Date)
South Carolina on .
(Date)

TWO SHELTER CENTRE
3.	The street address of the current registered office in South Carolina is	CHURCH AND BEATTIE STREETS
(Street & Number)
in the city of	GREENVILLE	, South Carolina	29502	.
(Zip Code)

4.	If the current registered office is to be changed, the street address to which its registered office
is to be changed is	2019 Park Street	in the city of	Columbia	South Carolina	29201
(Street & Number)	(Zip Code)

5.	The name of the present registered agent is	C T CORPORATION SYSTEM	.

6.	If the current registered agent is to be changed, the name of the successor registered agent is
The Prentice-Hall Corporation System, Inc.	.

* I hereby consent to the appointment as registered agent of the corporation:

The Prentice-Hall Corporation System, Inc.

By:	/s/ Vicki Schreiber
(Signature of New Registered Agent)
VICKI SCHREIBER ASST VICE PRESIDENT

7.               The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.               Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b)):                                                  .

* Pursuant to §§33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

96-010334BC

9.               Dated this 24th day of June [ILLEGIBLE].

South Carolina Mentor, Inc.,
Name of Corporation

By:	/s/ [ILLEGIBLE]

ASST. SECRETARY
Type or Print Name and Title

FILING INSTRUCTIONS

1.               Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2.               Filing Fee (payable to the Secretary of State at the time of filing this document) — $10.00

3                  Pursuant to Sections 33.5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office.  In this situation the following statement should be typed on the form above the registered agent’s signature: “The corporation has been notified of this change”.

Form Approved by South Carolina
Secretary of State 1/89

AGENT’S STATEMENT OF CHANGE OF REGISTERED OFFICE
OF A SOUTH CAROLINA OR FOREIGN CORPORATION

Pursuant to Section 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned registered agent submits the following information for the purpose of changing the registered office address of the following corporation in the State of South Carolina.

1.	The name of the corporation is
/s/ Jim Miles
	SOUTH CAROLINA MENTOR, INC.	SECRETARY OF STATE
FILED
2.	The state of incorporation is	JUN 11 1999
		AM	PM
SC		7 8 9 10 11 12 1 2 3 4 5 8

3.               Date of incorporation or qualification in South Carolina is

8/10/84

4.               The name of the current registered agent is

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

5.               The street address of the current registered office in South Carolina is

2019 PARK STREET

COLUMBIA, SC 29201

6.               The street address to which the registered office is changed to

1301 GERVAIS STREET

COLUMBIA, SOUTH CAROLINA 29201

7.               The address of the registered office and the address of the business office of the registered agent as changed, will be identical.

8.               The above named corporation has been notified of the change.

Dated: June 10, 1999

THE PRENTICE-HALL CORPORATION SYSTEM, INC.
(As Registered Agent)

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE	/s/ John H. Pelletier
ORIGINAL ON FILE IN THIS OFFICE	John H. Pelletier. Asst. VP

OCT 21 2004

Mark Hammond
SECRETARY OF STATE OF SOUTH CAROLINA

99-029618CC

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE		/s/ Jim Miles
ORIGINAL ON FILE IN THIS OFFICE		SECRETARY OF STATE
	STATE OF SOUTH CAROLINA	FILED
	SECRETARY OF STATE	JUL 26 2001
		AM	PM
OCT 21 2004		7 8 9 10 11 12 1 2 3 4 5 6

NOTICE OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT OR BOTH
OF A SOUTH CAROLINA
OR FOREIGN CORPORATION

/s/ Mark Hammond
SECRETARY OF STATE OF SOUTH CAROLINA

TYPE OR PRINT OR EARLY IN BLACK INK

Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code of Laws, as amended, the under-signed corporation submits the following information:

1.	The name of the corporation is		South Carolina Mentor, Inc.

2.	The corporation is (complete either a or b, whichever is applicable):

	a. a domestic corporation incorporated in South Carolina on					August 10, 1984	; or
	b. a foreign corporation incorporated in			South Carolina	on	August 10, 1984	, and
				(State)		(Date)
	authorized to do business in South Carolina on			August 10, 1984		.
(Date)

3.	The street address of the current registered office in South Carolina is					1301 Gervais Street
(Street & Number)
	in the city of	Columbia	, South Carolina	29201	.
(Zip Code)

4.	If the current registered office is to be changed, the street address to which its registered office
c/o CT CORPORATION SYSTEM, 75
	is to be changed is	Beattie Place, Two Insignia Financial Plaza				in the city of	Greenville	South
(Street & Number)
	Carolina	29601
(Zip Code)

5.	The name of the present registered agent is		PRENTICE HALL CORP				.

6.	If the current registered agent is to be changed, the name of the successor registered agent is
	C T CORPORATION SYSTEM		.

* I hereby consent to the appointment as registered agent of the corporation:

C T CORPORATION SYSTEM

By:	/s/ James M. Halpin	James M. Halpin
	(Signature of New Registered Agent)	Assistant Secretary

7.               The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8.               Unless a delayed date is specified, this will be effective upon acceptance for filing by the Secretary of State (See §33-1-230(b) of the 1976 South Carolina Code of Laws as amended                                       ..

* Pursuant to Sections 33-9-102(5) and 33-19-108(5) of the 1976 South Carolina Code of Laws, as amended, the written consent of the registered agent may be attached to this form.

01-033018CC

Dated	JUNE 11, 2001	South Carolina Mentor, Inc.
Name of Corporation

/s/ Gregory Torres
Signature

Gregory Torres, President
Type of Print Name and Title

FILING INSTRUCTIONS

1.               Two copies of the form, the original and either a duplicate original or a conformed copy must be filed.

2.               Filing Fee (payable to the Secretary of State at the time of filing this document) — $10.00

3                  Pursuant to Section 33.5-102(b) of the 1976 South Carolina Code of Laws, as amended the registered agent can file this form when the only change is the street address of the registered office.  In this situation the following statement should be typed on the form above the registered agent’s signature:  “The corporation has been notified of this change”.  In this case this filing fee is $2.00

Return to:                   Secretary of State

P O Box 11350

Columbia, SC 29211

Form Revised by South Carolina
Secretary of State, January 1999